UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Semiannual Report

June 30, 2023

First Eagle Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	10
Schedule of Investments	12
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Fund Expenses	39
General Information	43
Board Considerations for Continuation of Advisory Agreement	44
Board's Review of Management's Liquidity Risk Management Program	48

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Letter from the President

Dear Fellow Shareholders,

Over the last six months, financial markets broadly have staged an impressive rebound off the painful lows of 2022, when there appeared to be nowhere to hide as nearly every asset class, sector and geography declined.1 While the pullback across equity markets in 2022 largely represented a rational and mathematical response to higher interest rates, the renewed risk appetite in 2023 seems to be rooted in expectations that rates are near their peak in certain economies, including the US. Notably, this upbeat sentiment supported the outperformance of a narrow cohort of megacap growth companies expected to benefit from advances in generative artificial intelligence (AI), but most broader indexes came along for the ride.

Recent data points have reinforced hopes that the Federal Reserve may be successful in achieving a soft landing for the economy—that is, bringing inflation back to the target level without tipping the economy into recession. We remain wary, however. Headline inflation has improved markedly on the back of falling energy and food costs, but core inflation remains sticky, reflecting the strength of the labor market. Underscoring our skepticism is the knowledge that the stickiness of labor prices has historically been difficult to walk back without job losses or an economic slowdown. The path of a number of other major central banks, meanwhile, remains similarly uncertain.

The risk of "stagflation"—simultaneous high inflation and economic stagnation or high unemployment—is likely to increase as the fiscal impulse that has supported economic growth in the face of tighter monetary policy continues to fade. For those who do not remember, the 1970s was bad for growth stocks, bad for US versus international equities, and bad for financial assets compared to real assets like gold and oil. Furthermore, by the end of the 1970s, equity multiples were about half of their current levels while fixed income yields were about double; were a similar trajectory to emerge now, we could be in for a long period of adjustment.1

Moreover, as we've previously expressed, 2022's transition from an environment marked by a generational-low cost of capital to one in which money has a price could expose the vulnerabilities inherent in the financial system. The rapidity of policy tightening raised the stakes further, and the collapse of multiple banks in the US and Europe served as an unintended consequence of this inflation-fighting effort. These risks have not gone away, in our view. For example, it's possible that recent issues in the banking sector are merely the opening act of a sovereign

1  Source: FactSet, data as of June 30, 2023.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Letter from the President (unaudited)

credibility crisis. Given a massive stock of public debt and lack of fiscal discipline among sovereign issuers, investors may at some point demand increased risk premia for bonds issued by national governments.

The First Eagle Overseas Variable Fund (the "Fund") delivered positive absolute returns in the six-month period covered in this report. Our focus on resilient, cash-generative businesses—buoyed by strength in geographies like Latin America, where central bankers acted early and decisively to combat inflation and raise interest rates, and Japan, where regulators have pushed for better corporate governance—contributed strongly to Fund performance. Gold and gold-related equities, which the Fund holds as a potential hedge against extreme market events, played their part effectively during periods of market turbulence.

As central banks continue to fight above-target inflation levels while trying to avoid financial instability or sending their economies into a spiral, volatility seems to be a likely outcome. We will continue to look for opportunities where we can find them, but we remain cautious. As always, we seek to provide clients with a differentiated range of investment strategies that help meet their specific investment goals and we believe will demonstrate the potential for resilience through different states of the world.

As always, I want to thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,

President

August 2023

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Management's Discussion of Fund
Performance (unaudited)

The net asset value ("NAV") of the Fund's shares increased 7.25% for the six months ended June 30, 2023, while the MSCI EAFE Index increased 11.67% for the same period. The Fund's short-term investments* position was 4.1% as of June 30, 2023.

The five largest contributors to the performance of the Fund during the period were Fomento Economico Mexicano SAB de CV, ADR (beverages, Mexico), Ambev SA, ADR (beverages, Brazil), Mitsubishi Electric Corp. (electrical equipment, Japan), MS&AD Insurance Group Holdings, Inc. (insurance, Japan), and Itausa SA (Preference) (banks, Brazil). Their combined contribution to the Fund's return was 1.09%.2

The five largest detractors were gold bullion, Nutrien Ltd. (chemicals, Canada), Alibaba Group Holding Ltd. (broadline retail, China), Newmont Corp. (metals & mining, United States), and British American Tobacco plc (tobacco, United Kingdom). Combined, they subtracted 1.02% from Fund performance.

Matthew McLennan Co-Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Co-Head of the Global Value Team Portfolio Manager	Christian Heck Portfolio Manager

Alan Barr

Portfolio Manager

August 2023

The performance data quoted herein represent past performance and do not guarantee future results. Market volatility can dramatically impact a fund's' short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month-end are available by calling 800.334.2143.

*  Includes short-term commercial paper that settles in 90 days or less, long-term commercial paper that settles in 91 days or greater and other short-term investments, such as U.S. treasury bills or money market funds.

2  Exact net returns for individual investments cannot be calculated due to the lack of a mechanism to precisely allocate fees and other expenses to individual investments.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Management's Discussion of Fund Performance (unaudited)

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management team as of August 2023 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Indexes are unmanaged and one cannot invest directly in an index.

MSCI EAFE Index measures the performance of large and midcap securities across 21 developed markets countries around the world excluding the US and Canada.

All securities may be subject to adverse market trends. The value and liquidity of the Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiments or publicity. This may cause the Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility and may continue to negatively affect the price and liquidity of individual securities, national economies and global markets generally. Prices of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in price may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

The value of the Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets.

More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Management's Discussion of Fund Performance (unaudited)

volatility. As of the date of this Semiannual Report, the Fund has significant exposure to Canada, Europe and Japan. The Fund's exposure to a particular country is determined in accordance with the Adviser's "country of risk" assessment.

Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada's dependency on the economy of the United States, in particular, makes Canada's economy vulnerable to political and regulatory changes affecting the United States economy. These and other factors could negatively affect the Fund's performance.

The Fund's investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom's ("UK") exit from the European Union ("Brexit") and the war in Ukraine. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions, social unrest and armed conflicts in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues.

The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect the Fund.

In addition to investments in larger companies, the Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Investments in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Management's Discussion of Fund Performance (unaudited)

If one or more investors in the Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement and can result in the Fund's current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund's expense ratio. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets when a significant investor purchases, redeems or owns a substantial portion of the Fund's shares.

Funds that invest in bonds are subject to credit and interest rate risk. The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and markets impact.

Income generation and dividends are not guaranteed. If dividend paying stocks in the Fund's portfolio stop paying or reduce dividends the Fund's ability to generate income will be adversely affected.

An investment strategy that employs a "value" approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, the Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

All investments involve the risk of loss.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Overseas Variable Fund

Fund Overview

Data as of June 30, 2023 (unaudited)

Investment Objective

The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	9.67	3.56	4.46
MSCI EAFE Index	18.77	4.39	5.41
Consumer Price Index	2.97	3.90	2.71

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	21.3
Industrials	13.5
Financials	13.4
Commodities	11.4
Consumer Discretionary	9.6
Materials	7.8
Energy	5.1
Information Technology	3.7
Health Care	3.6
Real Estate	3.5
Foreign Government Securities	1.9
Communication Services	1.1
Short-Term Investments	4.1

Countries*~ (%)

United States	18.4
Japan	16.4
United Kingdom	9.0
Canada	6.8
France	5.4
South Korea	4.3
Hong Kong	4.1
Switzerland	3.8
Mexico	3.6
Brazil	3.6
Netherlands	2.7
China	2.7
Sweden	2.5
Singapore	2.4
Germany	2.2
Belgium	1.9
Taiwan	1.8
Chile	1.2
Thailand	0.9
Norway	0.9
Australia	0.4
Faroe Islands	0.4
Turkey	0.3
Indonesia	0.2
Short-Term Investments	4.1

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

**Includes short-term commercial paper (2.3% of total investments) that settles in 90 days or less, long-term commercial paper (1.6% of total investments) that settles in 91 days or greater and other short-term investments (0.2% of total investments), such as U.S treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Overseas Variable Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	11.4
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	3.1
Danone SA (Food Products, France)	2.4
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods, Switzerland)	2.4
Fomento Economico Mexicano SAB de CV, ADR (Beverages, Mexico)	2.3
Unilever plc (Personal Care Products, United Kingdom)	2.3
Willis Towers Watson plc (Insurance, United States)	2.2
British American Tobacco plc (Tobacco, United Kingdom)	2.1
Shell plc (Oil, Gas & Consumable Fuels, Netherlands)	2.0
Ambev SA, ADR (Beverages, Brazil)	2.0
Total	32.2

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2023

Investments	Shares	Value ($)
Common Stocks — 82.7%
Australia — 0.4%
Newcrest Mining Ltd.	57,026	1,017,253
Belgium — 1.9%
Groupe Bruxelles Lambert NV	61,168	4,822,098
Brazil — 3.6%
Ambev SA, ADR	1,592,433	5,063,937
Itausa SA (Preference)	953,005	1,918,668
Wheaton Precious Metals Corp.	46,722	2,019,325
		9,001,930
Canada — 6.8%
Agnico Eagle Mines Ltd.	13,815	689,838
Barrick Gold Corp.	106,379	1,800,996
Franco-Nevada Corp.	4,514	643,358
Imperial Oil Ltd.	152,366	7,795,710
Nutrien Ltd.	48,364	2,855,894
Power Corp. of Canada	128,413	3,456,658
		17,242,454
Chile — 1.2%
Cia Cervecerias Unidas SA, ADR	184,139	2,988,576
China — 2.7%
Alibaba Group Holding Ltd.*	281,068	2,925,870
Prosus NV*	51,954	3,804,807
		6,730,677
Faroe Islands — 0.4%
Bakkafrost P/F	16,759	1,002,550
France — 5.4%
Danone SA	100,423	6,154,268
Laurent-Perrier	11,570	1,628,649
Legrand SA	16,209	1,607,995
LVMH Moet Hennessy Louis Vuitton SE	655	617,608
Sodexo SA	24,644	2,713,732
Wendel SE	8,592	882,450
		13,604,702

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2023

Investments	Shares	Value ($)
Germany — 2.3%
Brenntag SE	12,689	989,972
FUCHS PETROLUB SE (Preference)	47,553	1,881,422
Henkel AG & Co. KGaA (Preference)	35,065	2,804,367
		5,675,761
Hong Kong — 4.1%
CK Asset Holdings Ltd.	377,000	2,094,899
Great Eagle Holdings Ltd.	496,814	969,632
Guoco Group Ltd.	189,670	1,426,507
Hongkong Land Holdings Ltd.	309,500	1,210,223
Hysan Development Co. Ltd.	358,760	876,747
Jardine Matheson Holdings Ltd.	75,680	3,837,748
		10,415,756
Japan — 16.4%
As One Corp.	26,560	1,053,964
Chofu Seisakusho Co. Ltd.	40,285	699,182
Daiichikosho Co. Ltd.	118,460	2,090,003
FANUC Corp.	122,900	4,314,484
Hirose Electric Co. Ltd.	15,080	2,007,667
Hoshizaki Corp.	51,500	1,848,987
Kansai Paint Co. Ltd.	171,880	2,535,119
Keyence Corp.	1,500	712,735
Komatsu Ltd.	77,600	2,098,926
Mitsubishi Electric Corp.	232,500	3,286,817
Mitsubishi Estate Co. Ltd.	164,979	1,960,004
MS&AD Insurance Group Holdings, Inc.	92,300	3,268,555
Nagaileben Co. Ltd.	30,710	465,192
Nihon Kohden Corp.	41,300	1,104,089
Pilot Corp.	10,500	333,016
Secom Co. Ltd.	59,660	4,037,699
Shimano, Inc.	17,860	2,989,895
SK Kaken Co. Ltd.	9,690	510,371
SMC Corp.	4,160	2,311,970
Sompo Holdings, Inc.	60,600	2,719,076

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2023

Investments	Shares	Value ($)
Japan — 16.4% (continued)
T Hasegawa Co. Ltd.	39,900	955,757
USS Co. Ltd.	11,800	195,357
		41,498,865
Mexico — 2.9%
Fomento Economico Mexicano SAB de CV, ADR	52,402	5,808,238
Fresnillo plc	17,125	132,882
Grupo Mexico SAB de CV, Series B	142,868	687,840
Industrias Penoles SAB de CV*	51,841	728,172
		7,357,132
Netherlands — 2.7%
HAL Trust	4,548	581,848
Heineken Holding NV	12,826	1,116,146
Shell plc	168,304	5,069,857
		6,767,851
Norway — 0.9%
Orkla ASA	317,200	2,280,804
Singapore — 1.8%
Haw Par Corp. Ltd.	405,713	2,808,478
United Overseas Bank Ltd.	14,400	298,818
UOL Group Ltd.	269,700	1,285,470
		4,392,766
South Korea — 3.9%
Fursys, Inc.	18,099	410,014
Hyundai Mobis Co. Ltd.	10,772	1,907,150
KT&G Corp.	51,304	3,222,738
Lotte Corp.	7,654	145,632
Lotte Wellfood Co. Ltd.	1,983	152,838
NAVER Corp.	5,072	710,003
NongShim Co. Ltd.	4,051	1,223,281
Samsung Electronics Co. Ltd. (Preference)	47,183	2,141,132
		9,912,788
Sweden — 2.5%
Industrivarden AB, Class A	2,133	59,157
Industrivarden AB, Class C	32,240	889,651
Investor AB, Class A	129,455	2,590,827

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2023

Investments	Shares	Value ($)
Sweden — 2.5% (continued)
Investor AB, Class B	72,589	1,452,149
L E Lundbergforetagen AB, Class B	1,363	58,043
Svenska Handelsbanken AB, Class A	154,870	1,296,611
		6,346,438
Switzerland — 3.8%
Cie Financiere Richemont SA (Registered)	35,581	6,044,074
Schindler Holding AG	15,468	3,631,991
		9,676,065
Taiwan — 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	44,031	4,443,609
Thailand — 0.9%
Bangkok Bank PCL, NVDR	416,405	1,875,998
Thai Beverage PCL	1,036,092	444,846
		2,320,844
Turkey — 0.3%
AG Anadolu Grubu Holding A/S	199,591	842,766
United Kingdom — 9.0%
BAE Systems plc	255,276	3,010,023
Berkeley Group Holdings plc	49,406	2,462,886
British American Tobacco plc	157,450	5,231,347
Great Portland Estates plc, REIT	84,511	445,415
Lloyds Banking Group plc	4,006,984	2,221,266
Reckitt Benckiser Group plc	48,309	3,630,463
Unilever plc	110,996	5,785,320
		22,786,720
United States — 7.0%
Haleon plc	552,834	2,269,090
Nestle SA (Registered)	24,169	2,907,328
Newmont Corp.	54,595	2,329,023
Royal Gold, Inc.	8,818	1,012,130
Sanofi	34,292	3,691,732
Willis Towers Watson plc	23,124	5,445,702
		17,655,005
Total Common Stocks (Cost $159,182,606)		208,783,410

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2023

Investments	Ounces		Value ($)
Commodities — 11.4%
Gold bullion* (Cost $11,540,956)		14,945	28,695,138
	Principal Amount ($)
Foreign Government Securities — 1.8%
Indonesia — 0.2%
Republic of Indonesia 8.38%, 3/15/2024	IDR	6,025,000,000	409,021
Mexico — 0.7%
Mex Bonos Desarr Fix Rt Series M, 8.00%, 12/7/2023	MXN	9,130,000	525,803
Series M, 10.00%, 12/5/2024	MXN	8,560,000	496,417
Series M, 5.75%, 3/5/2026	MXN	14,980,000	799,803
			1,822,023
Singapore — 0.6%
Republic of Singapore 1.25%, 11/1/2026	SGD	2,253,000	1,557,975
South Korea — 0.3%
Republic of Korea 1.25%, 3/10/2026	KRW	1,264,990,000	900,214
Total Foreign Government Securities (Cost 4,663,804)			4,689,233
Short-Term Investments — 4.1%
Commercial Paper — 3.9%
AES Corp. (The) 5.90%, 7/3/2023 (a)		1,644,000	1,643,192
Cargill Global Funding plc 5.00%, 7/3/2023 (a)(b)		1,048,000	1,047,561
General Motors Financial Co., Inc. 5.35%, 7/3/2023 (a)		1,594,000	1,593,284
Global Payments, Inc. 5.80%, 7/3/2023 (a)		1,565,000	1,564,239
LVMH Moet Hennessy Louis Vuitton SE 5.11%, 8/10/2023 (a)(b)		1,500,000	1,491,202
Ontario Teachers' Finance Trust 4.99%, 8/3/2023 (a)(b)		2,500,000	2,487,850
Total Commercial Paper (Cost $9,829,629)			9,827,328

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2023

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills 5.01%, 7/27/2023 (a)	250,000	249,164
5.10%, 8/3/2023 (a)	250,000	248,899
Total U.S. Treasury Obligations (Cost $497,948)		498,063
	Shares
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Capital Shares, 5.12% (d) (Cost $12,866)	12,866	12,866
Total Short-Term Investments (Cost $10,340,443)		10,338,257
Total Investments — 100.0% (Cost $185,727,809)		252,506,038
Other assets less liabilities — 0.0% (c)		71,452
Net Assets — 100.0%		252,577,490

*  Non-income producing security.

(a)  The rate shown was the current yield as of June 30, 2023.

(b)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at June 30, 2023 amounted to $5,026,613, which represents approximately 1.99% of net assets of the Fund.

(c)  Represents less than 0.05% of net assets.

(d)  Represents 7-day effective yield as of June 30, 2023.

As of June 30, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$76,982,750
Aggregate gross unrealized depreciation	(10,250,727)
Net unrealized appreciation	$66,732,023
Federal income tax cost	$185,727,809

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2023

Forward Foreign Currency Exchange Contracts outstanding as of June 30, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	114,000	USD	144,522	Goldman Sachs	8/23/2023	$293
USD	952,553	EUR	862,000	Goldman Sachs	8/23/2023	9,557
USD	1,150,890	EUR	1,044,000	JPMorgan Chase Bank	9/20/2023	7,205
Total unrealized appreciation						17,055
USD	1,154,231	EUR	1,087,000	Bank of New York Mellon	7/19/2023	(32,760)
USD	891,929	GBP	714,000	Goldman Sachs	8/23/2023	(15,075)
USD	616,506	GBP	488,000	JPMorgan Chase Bank	9/20/2023	(3,383)
USD	1,020,374	EUR	941,000	UBS AG	10/18/2023	(12,043)
Total unrealized depreciation						(63,261)
Net unrealized depreciation						$(46,206)

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

KRW  — South Korean Won

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

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Statement of Assets and Liabilities

June 30, 2023 (unaudited)

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$174,186,853
Gold bullion	11,540,956
Investments, at Value (Note 1)
Investments in non-affiliates	223,810,900
Gold bullion	28,695,138
Unrealized appreciation on forward foreign currency exchange contracts	17,055
Receivable for investment securities sold	77,771
Foreign tax reclaims receivable	721,423
Receivable for Fund shares sold	71,964
Accrued interest and dividends receivable	304,177
Due from adviser	93,473
Other assets	11,773
Total Assets	253,803,674
Liabilities
Investment advisory fees payable (Note 2)	156,335
Due to custodian	8,768
Payable for investment securities purchased	145,060
Distribution fees payable (Note 3)	52,112
Administrative fees payable (Note 2)	133,585
Trustee fees payable	3,307
Unrealized depreciation on forward foreign currency exchange contracts	63,261
Payable for Fund shares redeemed	187,393
Accrued expenses and other liabilities	476,363
Total Liabilities	1,226,184
Net Assets	$252,577,490
Net Assets Consist of
Capital stock (par value, $0.001 per share)	10,603
Capital surplus	175,455,386
Total distributable earnings (losses)	77,111,501
Net Assets	$252,577,490
Shares outstanding	10,603,035
Net asset value per share and redemption proceeds per share	$23.82

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Statement of Operations

Period Ended June 30, 2023 (unaudited)

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $455 foreign taxes withheld)	$366,773
Dividends from:
Non-affiliates (net of $361,230 foreign taxes withheld)	3,190,495
Total Income	3,557,268
Expenses
Investment advisory fees (Note 2)	961,873
Distributions fee (Note 3)	320,624
Shareholder servicing agent fees	166,454
Administrative fees (Note 2)	150,522
Professional fees	112,423
Custodian and accounting fees	123,374
Shareholder reporting fees	14,778
Trustees' fees	5,505
Other expenses	20,853
Total Expenses	1,876,406
Expense waiver (Note 2)	(85,923)
Expense reductions due to earnings credits (Note 1)	(443)
Net Expenses	1,790,040
Net Investment Income (Note 1)	1,767,228
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	913,060
Settlement of foreign currency and foreign currency transactions	(69,396)
Settlement of forward foreign currency exchange contracts	(209,029)
634,635
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $16,326)	15,423,597
Foreign currency and foreign currency translations	25,937
Forward foreign currency exchange contracts	97,833
15,547,367
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	16,182,002
Net Increase in Net Assets Resulting from Operations	$17,949,230

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the Six Months ended June 30, 2023 (Unaudited)	For the year ended December 31, 2022
Operations
Net investment income	$1,767,228	$2,882,307
Net realized gain on investments, commodity, foreign currency and forward contract related transactions	634,635	19,797,966
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations	15,547,367	(47,416,805)
Net increase (decrease) in net assets resulting from operations	17,949,230	(24,736,532)
Distributions to Shareholders
Distributable earnings	—	(22,146,927)
Decrease in net assets resulting from distributions	—	(22,146,927)
Fund Share Transactions
Net proceeds from shares sold	4,979,534	17,183,728
Net asset value of shares issued for reinvested dividends and distributions	—	22,146,927
Cost of shares redeemed	(24,534,216)	(56,934,040)
Decrease in net assets from Fund share transactions	(19,554,682)	(17,603,385)
Net decrease in net assets	(1,605,452)	(64,486,844)
Net Assets (Note 1)
Beginning of period	254,182,942	318,669,786
End of period	$252,577,490	$254,182,942
Changes in Shares Outstanding
Shares outstanding, beginning of period	11,442,742	12,080,724
Shares sold	209,099	720,371
Shares issued on reinvestment of distributions	—	983,871
Shares redeemed	(1,048,806)	(2,342,224)
Shares outstanding, end of period	10,603,035	11,442,742

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

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First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Change in Net Assets Resulting from Operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment Income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions	Net asset value, end of period
Six Months Ended June 30, 2023 (unaudited)	$22.21	0.16	1.45	1.61	—	—	—	$23.82
December 31, 2022	$26.38	0.26	(2.39)	(2.13)	(0.52)	(1.52)	(2.04)	$22.21
December 31, 2021	$25.58	0.20	0.93	1.13	(0.25)	(0.08)	(0.33)	$26.38
December 31, 2020	$25.75	0.18	1.55	1.73	(0.69)	(1.21)	(1.90)	$25.58
December 31, 2019	$22.77	0.28	3.67	3.95	(0.08)	(0.89)	(0.97)	$25.75
December 31, 2018	$27.71	0.26	(3.16)	(2.90)	(0.60)	(1.44)	(2.04)	$22.77

*  Per share amounts have been calculated using the average shares method.

(a)  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

(b)  Not Annualized.

(c)  Annualized.

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

				Ratios/Supplemental Data
				Ratios to Average Net Assets of:
Selected per share data for the period ended:	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
Six Months Ended June 30, 2023 (unaudited)	7.25	%(b)	$252,577	1.46	%(c)	1.40	%(c)	1.31	%(c)	1.38	%(c)	1.54	%(b)
December 31, 2022	(8.17)%		$254,183	1.49%		1.40%		0.96%		1.06%		13.63%
December 31, 2021	4.44%		$318,670	1.43%		1.38%		0.70%		0.76%		11.31%
December 31, 2020	6.85%		$323,318	1.45%		1.38%		0.68%		0.75%		12.37%
December 31, 2019	17.38%		$341,317	1.39%		1.35%		1.10%		1.14%		6.98%
December 31, 2018	(10.55)%		$342,656	1.36%		1.34%		0.93%		0.96%		13.39%

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2023, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment Valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

When market prices are determined to be "stale" as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" as described below. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund's holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board of Trustees ("Board") of the Fund, and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund are determined in good faith by the Adviser as "valuation designee" under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation and liquidity procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Fund's Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2023:

Description†	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$52,682,123	$156,101,287 (a)	$—	$208,783,410
Commodities*	—	28,695,138	—	28,695,138
Foreign Government Securities	—	4,689,233	—	4,689,233
Short-Term Investments	12,866	10,325,391	—	10,338,257
Forward Foreign Currency Exchange Contracts**	—	17,055	—	17,055
Total	$52,694,989	$199,828,104	$—	$252,523,093
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(63,261)	$—	$(63,261)
Total	$—	$(63,261)	$—	$(63,261)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(a) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

b)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Expenses arising in connection with a Fund are charged directly to the Fund. Certain expenses are shared with the First Eagle Funds, an affiliated fund group, and certain other funds also managed by the Adviser. Generally, expenses that do not pertain specifically to a Fund are allocated to each Fund based upon the percentage the net assets a Fund bears to the total net assets of all the Funds that share the expense. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the six-month period ended June 30, 2023, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $308,883 and $6,102,213 respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties.

An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Rule 18f-4 under the 1940 Act, permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, generally prohibits open-end funds, including the Fund, from issuing or selling any "senior security", except that the Fund may borrow from a bank if, immediately after such borrowing, there is "asset coverage" of at least 300%.

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by the Adviser as a "derivatives risk manager". The derivatives risk manager is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception"). As of the date hereof, the Fund is relying on the Limited Derivatives User Exception.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At June 30, 2023, the Fund had the following forward foreign currency exchange contracts grouped into risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$17,055	$63.261	$(209,029)	$97,833

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) on settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of June 30, 2023:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$9,850	$(9,850)	$—	$—
JPMorgan Chase Bank	7,205	(3,383)	—	3,822
Total	$17,055	$(13,233)	$—	$3,822

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$32,760	$—	$—	$32,760
Goldman Sachs	15,075	(9,850)	—	5,225
JPMorgan Chase Bank	3,383	(3,383)	—	—
UBS AG	12,043	—	—	12,043
Total	$63,261	$(13,233)	$—	$50,028

*  The actual collateral received/pledged may be more than the amount reported due to over collateralization.

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

i)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

k)  New Accounting Pronouncements — In June 2022, FASB issued Accounting Standards Update ("ASU") 2022-03, Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the period ended June 30, 2023, these reimbursements exceeded the 0.05% annual rate and the Adviser refunded $85,923 to the Fund which are included under expense waiver in the Statement of Operations. As of June 30, 2023, the Fund has a receivable from the Adviser of $93,473 for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

The Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio securities and other assets. JPM has directly entered into a sub- custodial agreement to maintain the custody of gold bullion in the Fund. Under the

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund. JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of June 30, 2023, balances to the Plan are included in the fees payable to the Trustees on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund. Under the terms of the Distribution Plan and Agreement (the "Plan") with the Distributor, pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the period ended June 30, 2023, the distribution fee incurred by the Fund was $320,624.

Note 4 — Purchases and Sales of Securities

For the period ended June 30, 2023, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Overseas Variable Fund	$3,804,366	$24,967,574	$—	$—

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

Note 5 — Line of Credit

On June 26, 2023, the Fund, together with the First Eagle Funds, renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes with a termination date of June 25, 2024. Under the Credit Facility arrangement, each Fund, on a pro rata basis, has agreed to pay a per annum rate of interest for borrowings generally based on 1.00% plus the higher of Daily Simple Secured Overnight Financing Rate plus a ten basis point credit spread adjustment, Overnight Bank Funding Rate or Effective Federal Funds Rate and a commitment fee of 0.20% per annum on the unused portion of the Credit Facility. A portion of the commitment fees related to the Credit Facility is paid by the Fund and is included in interest expense in the Statement of Operations. During the period ended June 30, 2023, the Fund had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off- balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Notes to Financial Statements

Note 7 — Subsequent Events

Effective July 1, 2023, the Adviser has contractually agreed to waive and/or reimburse certain fees and expenses so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") are limited to 1.21% of average net assets. This undertaking lasts until April 29, 2025 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that it will repay the Adviser for fees and expenses waived or reimbursed provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.21% the Fund's average net assets; or (2) if applicable, the then-current expense limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2023 and held for the six-months ended June 30, 2023.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 6/30/22	Annualized Expense Ratio	Expenses Paid for the Period(3)
First Eagle Overseas Variable Fund	7.25%	$1,000	$1,072.50	1.40	$7.19

(1)  For the six-months ended June 30, 2023.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2023 and held for the six-months ended June 30, 2022.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid for the Period(2)
First Eagle Overseas Variable Fund	5.00%	$1,000	$1,017.85	1.40	$7.00

(1)  For the six-months ended June 30, 2023.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

General Information

Form N-PORT portfolio schedule

The First Eagle Overseas Variable Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve- month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Board Considerations for Continuation of Advisory Agreement (unaudited)

At a meeting held on June 20-21, 2023, the Board of Trustees of the Fund, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Fund's advisory agreement (the "Advisory Agreement").

In response to a letter on behalf of the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Trustees received extensive materials from the Adviser, including reviews of performance and expense information compared against the Fund's composite, benchmark and peer group compiled by an independent data provider. The Trustees also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review, the Trustees determined that the advisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the continuance of the Advisory Agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreement:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Fund. The Adviser provides the Fund with investment research, advice and supervision, and continuously furnishes an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Prospectus. The Trustees were assured that service levels for the Fund, which would be subject to an expense limitation agreement beginning on July 1, 2023, are not affected by the terms of that agreement. The Trustees considered the commitment of the Adviser to provide high quality services to the Fund.

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Fund under that relationship. The Trustees, in their deliberations, recognized that, for many of the insurance account participants, the decision to participate in the Fund through the applicable insurance products included a decision to select the Adviser as the investment adviser and that there is a strong association in the minds of insurance account participants between the Adviser and the Fund.

•  The Trustees commented on the background and experience of the Fund's Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year and in prior

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Board Considerations for Continuation of Advisory Agreement (unaudited)

meetings. The Trustees also appreciated new product development as a further indication of investment in capabilities. The Trustees noted, based on reports by senior management, that the Adviser's ownership group continues to be strongly supportive of the business and is engaged in appropriate and thoughtful strategic planning for the future.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods.

•  Performance over these various periods was noted relative to the Fund's benchmark, to the performance of peer mutual funds and to the Morningstar Category Average (the category average being referred to as a "composite"). The comparative review reflected research and benchmarking by an independent data provider, with periods of outperformance and lagging performance generally as follows (all periods ended as of March 31, 2023):

	Composite	Peer Group	Benchmark
Overseas Variable Fund	Outperformed over trailing 1-year period Lagged all other periods shown	Outperformed over trailing 1- and 5-year periods Lagged all other periods shown	Outperformed over trailing 1-year period Lagged all other periods shown

•  Performance for the Fund was determined to be adequate under the circumstances given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment objective and philosophy.

•  A memorandum provided to the Trustees with management commentary on performance was discussed. This included supplemental information showing downside risk analysis intended to support management's view that an emphasis on downside risk is an important consideration in assessing the Fund.

•  The Trustees commented on the Fund's holdings of short-term investments and gold positions and noted that short-term investments and gold are important elements the First Eagle Global Value team's investment philosophy and typically represent differentiating factors from peers for those Funds.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Fund's total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund (notably under the administrative cost reimbursement program). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Board Considerations for Continuation of Advisory Agreement (unaudited)

advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the agreement, together with a management summary of the same. They determined that the Adviser's fees were competitive, with the net management fees for the Fund being within the range of peers. The Trustees also considered the advisory fees charged to other clients of the Adviser with similar investment objective(s) to the Fund and received information that the fees charged to these other clients were the same as the management fee paid by the Fund.

•  A memorandum provided to the Trustees with management commentary on fees and expenses was discussed.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates (sometimes referred to as "fall-out benefits"), the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service fees and reimbursements paid to the Adviser. The Trustees noted that the Adviser is absorbing soft dollar costs and pays them itself.

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees noted the impact on expense ratios of the administrative reimbursements paid by the Adviser. The Trustees considered that the Adviser agreed that certain expenses would be contractually borne by it through an expense limitation beginning on July 1, 2023. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods. The Trustees noted the impact on expense ratios of the administrative reimbursements charged by the Adviser. While economies of scale can be complex to assess and typically are not directly measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, because they represent the provision of services at cost, any economies of scale realized are, by definition, for the benefit of the Fund. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to net assets. The Trustees noted that the expense ratio for the Fund had remained substantially unchanged relative to the prior year.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits were viewed as not excessive and they provided appropriate incentives to the Adviser. The Trustees noted the cyclical and competitive nature of the global asset management industry and the related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Board Considerations for Continuation of Advisory Agreement (unaudited)

generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not dependent on the profits realized. The Trustees reviewed personal investments maintained in the various First Eagle Funds, but not the Fund (due to the offering of the Fund only by variable annuity contracts and variable life insurance policies issued by certain life insurance companies), by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the organization by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "LRMP") reasonably designed to assess and manage the Fund's liquidity risk, which is defined under the Liquidity Rule as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Fund's Board has approved First Eagle Investment Management, LLC's Liquidity Management Committee ("First Eagle") to serve as the administrator of the Fund's LRMP. As part of its responsibilities as administrator, First Eagle has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund's LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund's LRMP includes: (1) no less than annual assessments of factors that influence the Fund's liquidity risk taking into account certain factors, as applicable, including the Fund's (i) investment strategy and liquidity of portfolio investments (during both normal and reasonably foreseeable stressed conditions), (ii) short-term and long-term cash flow projections (during both normal and reasonably foreseeable stressed conditions), and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources; (2) no less than monthly classifications of the Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; (3) a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); (4) potential establishment of a minimum percentage of a Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) (at present, however, the Fund invests primarily in "highly liquid" investments in the ordinary course, which means no such minimum threshold need be specified); and (5) reporting to the Fund's Board and/or to the SEC, as required.

At a meeting of the Board on June 20, 2023, the Board reviewed a written report prepared by First Eagle (the "LRMP Report") addressing the operation, adequacy, and effectiveness of the Fund's LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (the "Reporting Period"). The LRMP Report stated that First Eagle concluded that the Fund's LRMP was reasonably designed to assess and manage the Fund's liquidity risk and was adequately and effectively implemented during the Reporting Period. The LRMP Report also stated that First Eagle concluded that the Fund's investment strategy is appropriate for an open-end fund and that its cash management program is appropriately monitored by the investment management team. The LRMP Report noted those changes to the LRMP approved by the Board earlier in the Reporting Period.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

Fund Liquidity Risk Management Program (unaudited)

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by a Fund's investment portfolio, is found in the Fund's Prospectus and Statement of Additional Information.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

SS&C GIDS, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Funds' Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Variable Funds: Overseas Variable Fund | Semiannual Report | June 30, 2023

First Eagle Variable Funds is offered by FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048
800.334.2143 www.firsteagle.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

Not applicable to this semiannual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to this semiannual report.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent half-year (the registrant's second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: September 7, 2023

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: September 7, 2023

*          Print the name and title of each signing officer under his or her signature.